As filed with the Securities and Exchange Commission on December 3, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2019

Item 1. Reports to Stockholders.

Semi-Annual Report September 30, 2019

DoubleLine Selective Credit Fund

DBSCX (I-share)

Shares of the DoubleLine Selective Credit Fund (the “Fund”) may currently be purchased in transactions by DoubleLine Capital LP (the “Adviser”) or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the Investment Company Act of 1940, as amended, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts.

DoubleLine Capital LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA 90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Semi-Annual Report	September 30, 2019	3

President’s Letter	(Unaudited) September 30, 2019

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Selective Credit Fund (DBSCX, the “Fund”), I am pleased to deliver this Semi-Annual Report for the 6-month period ended September 30, 2019. On the following pages you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

November 1, 2019

4	DoubleLine Selective Credit Fund

Financial Markets Highlights	(Unaudited) September 30, 2019

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 6-month period ended September 30, 2019, spreads were mixed across Non-Agency MBS as U.S. Treasury (UST) yields fell dramatically with growing concerns of decelerating economic growth. Gross issuance reached $75 billion over the period, falling short by $5.3 billion relative to the same period in 2018. Notably, non-qualified mortgage (Non-QM) new issuance over the period reached approximately $11.3 billion. Refinancing activity has increased substantially versus last year as the Freddie Mac U.S. 30-Year Commitment Rate fell 42 bps to 3.64%, with mortgage rates reaching their lowest levels since the fourth quarter of 2016.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 6-month period ended September 30, 2019, new issue CMBS spreads were mixed alongside broader credit and equity indices. New issuance in the amount of $49.9 billion priced during the period, as compared to $46.5 billion from April 2018 through September 2018. For the period, spreads on 10-year AAA last cash flows (LCFs) widened and BBB- bonds tightened as investors rotated down the capital stack alongside a sharp rally in rates. The Trepp CMBS Delinquency Rate for U.S. Commercial Real Estate (CRE) loans has fallen in 23 of the last 27 months and is now at 2.51%, 37 bps lower than where it was at the start of the reporting period. The Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index returned 5.23% during the period, underperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of 5.42%. The Moody’s/RCA Commercial Property Price Index (CPPI) increased by 4.4% on the national level for the 6-month period ended August 30, 2019, as compared to 2.2% over the prior reporting period. While transaction volume fell sharply in August for the second consecutive month, which was partly attributed to lower entity-level transactions, property prices have continued to grow, albeit at a slower pace, partly due to a well-functioning commercial mortgage market. All else being equal, we believe that the low rate environment continues to be a net positive for borrowers.

•	Collateralized Loan Obligations (CLOs)

For the 6-month period ended September 30, 2019, the CLO market saw a total of $60.73 billion in new issuance, with April as the busiest month, with $15.66 billion in total issuance. Spreads at the top of the capital stack were stagnant over the period. Even with unchanged spreads, the all-in yield has gone down as the London Interbank-Offered Rate (LIBOR) continued to move down. Secondary trading volume activity started the period off strong, with May and June seeing the most activity, but trading volumes slowed down in July. August saw them pick back up ahead of the Labor Day weekend, only to see the least amount of secondary trading for the entire period in September. The slowdown in the secondary space can be attributed in significant part to investors favoring the new issue market. As we near the end of the credit cycle, investors favor CLOs with less exposure to distressed loan names. New issue deals are less likely to hold legacy distressed names in the portfolio like secondary seasoned CLOs do.

Semi-Annual Report	September 30, 2019	5

Management Discussion of Fund Performance	(Unaudited) September 30, 2019

DoubleLine Selective Credit Fund

For the 6-month period ended September 30, 2019, the DoubleLine Selective Credit Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 5.42%. This reporting period was categorized primarily by falling interest rates, as the 2-year and 10-year UST yields declined 64 bps and 74 bps, respectively. The Fund, which invested predominantly in Non-Agency MBS, did not enjoy the same duration-related price increases from this rate rally as the Index because the Non-Agency MBS market is less interest-rate sensitive than the Agency MBS, U.S. Treasuries, and Corporate bonds which comprise the Index. That being said, most Non-Agency MBS subcategories still delivered positive total returns over the period. In our view the Non-Agency MBS sector has remained on solid footing thanks to low levels of unemployment and ample refinancing opportunities for most borrowers. This has translated into lower delinquency rates and tighter spreads on the securitized products created with these mortgage loans. Still, the spread tightening was outmatched by the performance of the longer-duration Index as rates fell.

6-Month Period Ended 9-30-19	6-months (Not Annualized)

I-Share	3.40%

Bloomberg Barclays U.S. Aggregate Bond Index	5.42%

For additional performance information, please refer to the “Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of September 30, 2019 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund. It may also be used as sales literature when preceded or accompanied by the current private placement memorandum.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Since the Fund is currently offered only to a limited number of investors, as described in the private placement memorandum, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses as a percentage of net assets at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. A liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

Diversification does not assure a profit or protect against loss in a declining market.

Investing involves risk. Principal loss is possible. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested.

Credit ratings from Moody’s Investor Service, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

Basis Point—A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Duration—A measure of the sensitivity of the price of a fixed income investment to a change in interest rates, expressed as a number of years.

Freddie Mac U.S. 30-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 30-year fixed-rate mortgage loan.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

London Interbank-Offered Rate (LIBOR)—An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Moody’s/RCA Commercial Property Price Index (CPPI)—An index that describes various non-residential property types for the U.S. (10 monthly series from 2000). This index is a periodic same-property round-trip investment price change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

6	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2019

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

Trepp CMBS Delinquency Rate—A report published by Trepp on a monthly basis giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

Semi-Annual Report	September 30, 2019	7

Standardized Performance Summary	(Unaudited) September 30, 2019

DBSCX
DoubleLine Selective Credit Fund Returns as of September 30, 2019	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (8-4-14 to 9-30-19)

I-share (DBSCX)	3.40%	5.15%	6.11%	5.77%	5.83%

Bloomberg Barclays U.S. Aggregate Bond Index	5.42%	10.30%	2.92%	3.38%	3.30%

The performance information shown assumes the reinvestment of all dividends and distributions. Performance reflects management fees and other fund expenses. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200.

8	DoubleLine Selective Credit Fund

Schedule of Investments DoubleLine Selective Credit Fund	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.2%

	Waterfall Commercial Mortgage Trust,
2,113,570	Series 2015-SBC5-A	4.10%	#^	09/14/2022	2,180,624

	Total Asset Backed Obligations (Cost $2,105,788)				2,180,624

COLLATERALIZED LOAN OBLIGATIONS 0.3%

	Babson Ltd.,
1,000,000	Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	8.73%	^	10/20/2030	949,263

	Octagon Investment Partners Ltd.,
1,000,000	Series 2012-1A-DR (3 Month LIBOR USD + 7.15%)	9.45%	^	07/15/2029	986,500

	Voya Ltd.,
500,000	Series 2016-4A-E2 (3 Month LIBOR USD + 6.65%)	8.93%	^	07/20/2029	499,619

	Total Collateralized Loan Obligations (Cost $2,480,220)				2,435,382

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 0.7%

	20 Times Square Trust,
530,000	Series 2018-20TS-G	3.20%	#^	05/15/2035	513,729

	BB-UBS Trust,
214,000	Series 2012-TFT-TE	3.68%	#^	06/05/2030	208,455

	Bear Stearns Commercial Mortgage Securities, Inc.,
500,000	Series 2007-T26-AJ	5.57%	#	01/12/2045	436,239

	BX Commercial Mortgage Trust,
755,000	Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	3.98%	^	03/15/2037	758,558

	Caesars Palace Las Vegas Trust,
694,000	Series 2017-VICI-D	4.50%	#^	10/15/2034	727,391

	Citigroup Commercial Mortgage Trust,
224,000	Series 2015-GC27-D	4.57%	#^	02/10/2048	214,430
216,000	Series 2016-GC36-D	2.85%	^	02/10/2049	188,825

	CLNS Trust,
253,000	Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.55%	^	06/11/2032	253,840
253,000	Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.55%	^	06/11/2032	254,703

	Commercial Mortgage Pass-Through Certificates,
227,000	Series 2012-CR4-D	4.72%	#^Þ	10/15/2045	93,535
194,000	Series 2014-CR19-C	4.91%	#	08/10/2047	207,586

	FREMF Mortgage Trust,
115,233	Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	7.14%	^	07/25/2023	119,417

	GMAC Commercial Mortgage Securities Trust,
347,000	Series 2004-C3-E	5.14%	#^	12/10/2041	345,821

	JP Morgan Chase Commercial Mortgage Securities Trust,
28,253	Series 2004-CBX-D	5.10%	#	01/12/2037	28,238
116,427	Series 2006-LDP9-AMS	5.34%		05/15/2047	111,926
208,000	Series 2016-WIKI-E	4.14%	#^	10/05/2031	210,625
350,000	Series 2018-WPT-EFL (1 Month LIBOR USD + 2.60%, 2.60% Floor)	4.67%	^	07/05/2033	351,708
350,000	Series 2018-WPT-EFX	5.54%	^	07/05/2033	372,974
350,000	Series 2018-WPT-FFX	5.54%	^	07/05/2033	363,868

	Morgan Stanley Bank of America Merrill Lynch Trust,
250,000	Series 2014-C18-C	4.68%	#	10/15/2047	265,698
350,000	Series 2014-C19-C	4.00%		12/15/2047	361,807

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Capital Trust,
556,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	4.63%	^	11/15/2034	558,479

	Tharaldson Hotel Portfolio Trust,
409,901	Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	5.22%	^	11/11/2034	411,986

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $7,356,567)				7,359,838

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 97.3%

	Ajax Mortgage Loan Trust,
6,009,341	Series 2017-C-A	3.75%	^§	07/25/2060	6,044,891

	Alternative Loan Trust,
3,406,544	Series 2005-4-1A3	5.75%		04/25/2035	2,972,916
6,024,437	Series 2005-55CB-2A1	5.50%		11/25/2035	5,429,207
5,217,428	Series 2005-79CB-A1 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	2.57%		01/25/2036	3,994,752
5,217,428	Series 2005-79CB-A2 (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.93%	I/F I/O	01/25/2036	766,343
8,582,646	Series 2005-80CB-4A1	6.00%		02/25/2036	6,662,231
7,164,342	Series 2007-OA8-1A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.20%		06/25/2047	6,326,540

	Angel Oak Mortgage Trust LLC,
13,381,080	Series 2019-4-A3	3.30%	#^	07/26/2049	13,487,315

	Arroyo Mortgage Trust,
7,539,000	Series 2019-3-M1	4.20%	#^	10/25/2048	7,691,075

	Asset Backed Securities CorporationHome Equity Loan Trust,
7,011,762	Series 2003-HE1-M3 (1 Month LIBOR USD + 5.25%, 3.50% Floor)	7.28%		01/15/2033	6,940,056

	Banc of America Funding Corporation,
2,846,345	Series 2006-2-2A11	5.50%		03/25/2036	2,801,497
1,653,270	Series 2007-1-TA8	5.85%	ß	01/25/2037	1,653,379

	Banc of America Mortgage Securities Trust,
2,734,021	Series 2006-3-1A10	6.00%		10/25/2036	2,690,222

	BCAP LLC Trust,
4,446,178	Series 2011-RR4-4A8	6.00%	#^	08/26/2037	4,510,560
4,665,209	Series 2011-RR4-5A8	6.00%	#^	08/26/2037	4,732,763
17,627,108	Series 2012-RR4-6A2	4.21%	#^	11/26/2035	13,498,918
9,615,461	Series 2013-RR2-6A2	4.53%	#^	06/26/2037	9,587,734

	Bear Stearns ARM Trust,
4,934,237	Series 2006-2-2A1	4.28%	#	07/25/2036	4,701,506

	Bear Stearns Asset Backed Securities Trust,
4,583,155	Series 2005-10-23A1	4.19%	#	01/25/2036	4,311,924
2,822,041	Series 2006-4-31A1	4.69%	#	07/25/2036	2,771,500
3,530,781	Series 2006-AC5-A1	6.25%	ß	12/25/2036	3,295,138
12,409,948	Series 2006-AQ1-12A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.16%		10/25/2036	14,661,748
1,771,114	Series 2006-IM1-A1 (1 Month LIBOR USD + 0.23%, 0.23% Floor)	2.25%		04/25/2036	2,259,436

	Carrington Mortgage Loan Trust,
10,998,000	Series 2007-RFC1-A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor, 14.50% Cap)	2.16%		12/25/2036	10,375,671

	Chase Mortgage Finance Trust,
2,597,774	Series 2006-S2-1A9	6.25%		10/25/2036	1,974,520
4,983,775	Series 2006-S3-1A2	6.00%		11/25/2036	3,662,746
442,511	Series 2007-S3-1A12	6.00%		05/25/2037	332,985

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	9

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CHL Mortgage Pass-Through Trust,
3,235,559	Series 2006-13-1A17 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.63%	I/F I/O	09/25/2036	703,746
3,235,559	Series 2006-13-1A3 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.25% Cap)	2.62%		09/25/2036	1,782,907
8,742,433	Series 2007-21-1A1	6.25%		02/25/2038	7,096,316
5,959,150	Series 2007-HYB1-2A1	3.54%	#	03/25/2037	5,635,320

	CIM Trust,
4,000,000	Series 2016-1RR-B2	8.82%	#^Þ	07/26/2055	4,006,654
3,000,000	Series 2016-2RR-B2	7.76%	#^Þ	02/25/2056	3,042,876
3,000,000	Series 2016-3RR-B2	8.14%	#^Þ	02/27/2056	3,027,165

	Citi Mortgage Alternative Loan Trust,
2,131,325	Series 2006-A1-1A6	6.00%		04/25/2036	2,124,154

	Citigroup Mortgage Loan Trust, Inc.,
1,458,832	Series 2005-9-21A2	5.50%		11/25/2035	1,493,149
876,742	Series 2007-AR8-1A1A	4.15%	#	08/25/2047	829,246
8,380,000	Series 2007-WFH4-M3B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.02%		07/25/2037	8,377,866
2,008,650	Series 2011-12-1A2	4.03%	#^	04/25/2036	1,787,905

	Citigroup Mortgage Loan Trust,
14,774,758	Series 2019-A-PT1	3.92%	^	10/25/2058	14,838,133

	CitiMortgage Alternative Loan Trust,
7,496,369	Series 2006-A2-A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	2.62%		05/25/2036	6,672,797
8,255,302	Series 2006-A2-A6 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.38%	I/F I/O	05/25/2036	992,274
13,315,835	Series 2007-A5-1A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.10% Cap)	2.52%		05/25/2037	10,971,549
13,315,835	Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.58%	I/F I/O	05/25/2037	1,996,466
3,704,077	Series 2007-A6-1A4	6.00%		06/25/2037	3,665,897
2,524,274	Series 2007-A6-1A5	6.00%		06/25/2037	2,498,440
3,793,217	Series 2007-A8-A1	6.00%		10/25/2037	3,696,793

	Countrywide Alternative Loan Trust,
768,458	Series 2004-22CB-1A1	6.00%		10/25/2034	790,296
1,298,080	Series 2005-28CB-2A7	5.75%		08/25/2035	1,193,381
1,993,171	Series 2005-46CB-A20	5.50%		10/25/2035	1,901,691
4,092,819	Series 2005-65CB-1A11	6.00%		01/25/2036	3,928,971
303,142	Series 2005-73CB-1A3	6.25%		01/25/2036	317,228
1,705,076	Series 2006-14CB-A8	6.00%		06/25/2036	1,376,027
3,760,275	Series 2006-41CB-2A12	6.00%		01/25/2037	3,220,781
1,435,421	Series 2006-41CB-2A15	5.75%		01/25/2037	1,207,812
4,183,223	Series 2006-46-A6	6.00%		02/25/2047	3,386,209
2,588,035	Series 2006-7CB-2A1	6.50%		05/25/2036	1,794,032
1,295,089	Series 2006-8T1-1A4	6.00%		04/25/2036	1,034,004
1,709,577	Series 2006-J4-2A13	6.00%		07/25/2036	1,463,121
4,707,829	Series 2006-J4-2A8	6.00%		07/25/2036	4,029,141
1,304,801	Series 2006-J6-A5	6.00%		09/25/2036	1,071,859
1,174,801	Series 2007-13-A4	6.00%		06/25/2047	1,004,774
186,853	Series 2007-J2-2A1	6.00%		07/25/2037	185,589

	Countrywide Asset Backed Certificates,
25,305,932	Series 2006-25-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.16%		06/25/2047	23,936,208

	Countrywide Home Loans,
149,002	Series 2006-10-1A11	5.85%		05/25/2036	118,226
836,810	Series 2006-17-A6	6.00%		12/25/2036	646,218
1,957,838	Series 2006-19-1A7	6.00%		01/25/2037	1,607,354
2,827,346	Series 2006-9-A2	6.00%		05/25/2036	2,374,951
9,828,137	Series 2007-15-1A29	6.25%		09/25/2037	8,847,012
680,168	Series 2007-4-1A10	6.00%		05/25/2037	523,240
484,423	Series 2007-8-1A5	5.44%		01/25/2038	369,395

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Credit Suisse First Boston Mortgage Securities Corporation,
1,780,221	Series 2005-12-5A1	5.25%		01/25/2036	1,772,565
972,535	Series 2005-9-3A2	6.00%		10/25/2035	537,560

	Credit Suisse Mortgage Capital Certificates,
970,081	Series 2006-6-1A10	6.00%		07/25/2036	791,630
1,072,016	Series 2008-2R-1A1	6.00%	^	07/25/2037	1,059,787
4,453,507	Series 2009-9R-10A2	5.50%	^	12/26/2035	3,906,425
1,655,419	Series 2011-17R-1A2	5.75%	^Þ	02/27/2037	1,818,406

	CSMC Mortgage-Backed Trust,
5,100,928	Series 2006-7-10A1	6.75%		08/25/2036	4,420,680

	CSMC Trust,
15,798,589	Series 2019-JR1-A1	4.10%	#^	09/27/2066	15,872,271

	Deutsche Mortgage Securities, Inc.,
2,567,234	Series 2009-RS2-1A2	4.81%	#^	09/26/2036	2,577,435

	Deutsche Securities, Inc.,
1,034,029	Series 2005-6-2A1	5.50%		12/25/2035	1,004,094
401,446	Series 2006-AB4-A1A	6.01%	#	10/25/2036	386,207

	First Horizon Alternative Mortgage Securities Trust,
992,637	Series 2005-FA8-1A3	5.50%		11/25/2035	818,270
2,618,171	Series 2007-FA3-A8	6.00%		06/25/2037	1,898,751
2,893,625	Series 2007-FA4-1A4	6.25%		08/25/2037	2,193,484

	First Horizon Mortgage Pass-Through Trust,
244,968	Series 2006-1-1A2	6.00%		05/25/2036	201,419
1,756,535	Series 2007-3-A4	6.00%		06/25/2037	1,306,581

	FMC GMSR Issuer Trust,
10,000,000	Series 2019-GT1-A	5.07%	#^	05/25/2024	10,342,794

	FWD,
2,150,000	Series 2019-INV1-M1	3.48%	#^	06/25/2049	2,171,484

	GCAT LLC,
7,757,721	Series 2019-2-A1	3.47%	^§	06/25/2024	7,793,358

	GreenPoint Mortgage Funding Trust,
6,758,367	Series 2005-AR4-3A1 (12 Month US Treasury Average + 1.40%, 1.40% Floor)	3.85%		10/25/2045	5,885,122

	GSR Mortgage Loan Trust,
490,854	Series 2006-2F-3A4	6.00%		02/25/2036	398,246
2,631,328	Series 2006-9F-5A2 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.53%	I/F I/O	10/25/2036	689,601
2,631,328	Series 2006-9F-5A3 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.47%		10/25/2036	1,683,246
1,582,098	Series 2007-1F-3A14	5.75%		01/25/2037	1,438,517
3,245,856	Series 2007-2F-3A3	6.00%		03/25/2037	2,820,769

	HarborView Mortgage Loan Trust,
10,638,444	Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor, 10.50% Cap)	2.27%		02/19/2046	10,016,983
12,448,239	Series 2007-4-1A1 (1 Month LIBOR USD + 0.22%, 10.00% Cap)	2.28%		07/19/2047	12,254,907
6,328,644	Series 2007-7-1A1 (1 Month LIBOR USD + 1.00%, 10.50% Cap)	3.02%		10/25/2037	6,089,720

	HMIR,
10,000,000	Series 2019-1-M1 (1 Month LIBOR USD + 1.65%)	3.67%	^	05/25/2029	10,024,180

	Home Partners of America Trust,
3,994,000	Series 2019-2-C	3.02%	^	10/19/2039	4,027,054
4,250,000	Series 2019-2-D	3.12%	^	10/19/2039	4,285,390
8,000,000	Series 2019-2-E	3.32%	^	10/19/2039	8,066,920

	HSI Asset Loan Obligation Trust,
2,319,797	Series 2007-1-3A6	6.00%		06/25/2037	1,424,909

10	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Impac Secured Assets Trust,
718,965	Series 2006-5-1A1B (1 Month LIBOR USD + 0.20%, 0.20% Floor, 11.50% Cap)	2.22%		02/25/2037	666,776

	IndyMac Mortgage Loan Trust,
5,610,302	Series 2007-AR1-3A1	4.25%	#	06/25/2037	4,681,706

	JP Morgan Alternative Loan Trust,
5,984,679	Series 2006-S4-A4	5.96%	ß	12/25/2036	5,937,346
3,521,161	Series 2008-R2-A1	6.00%	^	11/25/2036	2,989,233

	JP Morgan Mortgage Trust,
502,872	Series 2005-S3-1A1	6.50%		01/25/2036	394,624
2,859,545	Series 2006-A5-3A2	4.21%	#	08/25/2036	2,675,146
2,708,375	Series 2007-S1-2A8	5.75%		03/25/2037	1,983,623

	JP Morgan Resecuritization Trust,
4,069,705	Series 2009-13-1A2	5.50%	^	01/26/2036	4,328,329

	Lavender Trust,
1,457,486	Series 2010-R11A-A4	9.28%	#^	10/26/2036	1,136,443

	Legacy Mortgage Asset Trust,
9,080,536	Series 2018-GS2-A1	4.00%	^§	04/25/2058	9,197,034
9,250,000	Series 2018-SL1-M	4.50%	#^	02/25/2058	9,324,198
16,776,115	Series 2019-GS3-A1	3.75%	^§	04/25/2059	17,151,635
4,217,841	Series 2019-GS5-A1	3.20%	^§	05/25/2059	4,243,150
12,500,000	Series 2019-GS6-A2	4.45%	^§	06/25/2059	12,573,063
19,788,043	Series 2019-RPL3-PT1	0.00%	^	06/25/2058	20,220,965
19,836,735	Series 2019-SL3-A	3.47%	^§	11/25/2061	19,645,452

	Lehman XS Trust,
2,972,808	Series 2006-17-1A4A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.19%		08/25/2046	2,809,388
27,213,297	Series 2007-14H-A3 (1 Month LIBOR USD + 0.55%, 0.55% Floor)	2.57%		07/25/2047	22,323,533

	MASTR Alternative Loans Trust,
1,182,021	Series 2004-10-5A5	5.75%	Δ	09/25/2034	1,228,836

	MASTR Asset Backed Securities Trust,
4,584,061	Series 2004-WMC1-M1 (1 Month LIBOR USD + 0.78%, 0.52% Floor)	2.80%		02/25/2034	4,610,043

	Merrill Lynch Alternative Note Asset Trust,
1,829,103	Series 2007-F1-2A6	6.00%		03/25/2037	1,295,904

	Merrill Lynch Mortgage Investors Trust,
1,444,085	Series 2006-AF1-AF3B	6.25%		08/25/2036	969,252

	Morgan Stanley Capital Trust,
25,763,589	Series 2006-HE3-A2D (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.27%		04/25/2036	24,715,317

	Morgan Stanley Mortgage Loan Trust,
7,344,224	Series 2005-10-4A1	5.50%		12/25/2035	6,670,761
1,122,925	Series 2007-12-3A4	6.25%		08/25/2037	886,032

	New Century Home Equity Loan Trust,
8,010,327	Series 2006-1-A2B (1 Month LIBOR USD + 0.18%, 0.18% Floor, 12.50% Cap)	2.20%		05/25/2036	7,611,195

	New Residential Mortgage Loan Trust,
6,969,759	Series 2018-FNT1-B	3.91%	^	05/25/2023	7,058,248
2,300,000	Series 2019-NQM4-B1	3.74%	#^	09/25/2059	2,319,725

	Nomura Asset Acceptance Corporation,
3,845,759	Series 2006-AP1-A2	5.52%	#	01/25/2036	1,948,331
1,305,993	Series 2007-1-1A1A	6.00%	ß	03/25/2047	1,248,607

	NRZ Excess Spread-Collateralized Notes,
4,161,585	Series 2018-PLS1-D	4.37%	^	01/25/2023	4,185,898

	Opteum Mortgage Acceptance Corporation Trust,
9,533,463	Series 2006-2-A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor)	2.29%		07/25/2036	5,470,067

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PMT Credit Risk Transfer Trust 2019-2R,
19,437,835	Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	4.89%	^	05/27/2023	19,552,992

	PNMAC GMSR Trust,
11,000,000	Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	4.37%	^	04/25/2023	10,953,098

	PR Mortgage Loan Trust,
605,923	Series 2014-1-APT	5.91%	#^	10/25/2049	592,941

	Pretium Mortgage Credit Partners LLC,
9,536,899	Series 2018-NPL4-A1	4.83%	^§	09/25/2058	9,612,857
10,852,501	Series 2019-CFL1-A1	3.72%	^§	01/25/2059	10,856,325
12,910,520	Series 2019-NPL2-A1	3.84%	^§	12/25/2058	12,980,626

	PRPM LLC,
7,018,734	Series 2017-3A-A1	3.47%	#^	11/25/2022	7,038,069
6,287,644	Series 2018-3A-A1	4.48%	#^	10/25/2023	6,372,972
19,450,345	Series 2019-2A-A1	3.97%	^§	04/25/2024	19,671,799
24,641,517	Series 2019-3A-A1	3.35%	^§	07/25/2024	24,747,831

	RBSGC Mortgage Loan Trust,
1,078,627	Series 2007-A-2A4	6.25%		01/25/2037	1,073,450

	Residential Accredit Loans, Inc.,
2,738,064	Series 2005-QS12-A3	5.50%		08/25/2035	2,688,252
1,910,445	Series 2005-QS13-1A6	5.50%		09/25/2035	1,809,250
551,293	Series 2006-QS12-1A1	6.50%		09/25/2036	402,436
3,394,030	Series 2006-QS12-2A12 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 7.50% Cap)	2.22%		09/25/2036	2,745,313
3,394,030	Series 2006-QS12-2A13	5.15%	± I/F I/O	09/25/2036	753,394
4,246,688	Series 2006-QS18-1A4	6.25%		12/25/2036	4,041,367
1,408,927	Series 2006-QS7-A2	6.00%		06/25/2036	1,321,597
1,150,926	Series 2007-QS11-A1	7.00%		10/25/2037	1,030,608
9,022,339	Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.43%	I/F I/O	01/25/2037	1,156,511
9,022,339	Series 2007-QS1-1A5 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	2.57%		01/25/2037	7,028,175
734,594	Series 2007-QS5-A1	5.50%		03/25/2037	679,646

	Residential Asset Securities Corporation,
1,814,261	Series 2007-KS3-AI3 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 14.00% Cap)	2.27%		04/25/2037	1,806,034

	Residential Asset Securitization Trust,
4,703,394	Series 2006-A12-A1	6.25%		11/25/2036	3,042,935
1,584,517	Series 2006-A8-1A1	6.00%		08/25/2036	1,410,547

	Residential Funding Mortgage Securities Trust,
103,129	Series 2005-S9-A11	6.25%		12/25/2035	107,964
792,280	Series 2006-SA2-3A1	5.30%	#	08/25/2036	738,856

	Securitized Asset Backed Receivables LLC Trust,
16,013,017	Series 2006-NC1-A3 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	2.29%		03/25/2036	15,051,034

	Soundview Home Loan Trust,
8,000,000	Series 2005-OPT4-M1 (1 Month LIBOR USD + 0.46%, 0.46% Floor)	2.48%		12/25/2035	7,453,358

	Structured Adjustable Rate Mortgage Loan Trust,
4,299,199	Series 2005-17-5A1	4.02%	#	08/25/2035	3,812,937
4,257,673	Series 2005-22-4A1	4.49%	#	12/25/2035	4,105,322
1,853,619	Series 2008-1-A2	4.10%	#	10/25/2037	1,677,630

	Structured Asset Mortgage Investments Trust,
5,003,108	Series 2006-AR6-1A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor, 10.50% Cap)	2.20%		07/25/2046	4,720,697

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	11

Schedule of Investments DoubleLine Selective Credit Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Structured Asset Mortgage Investments Trust, (Cont.)
5,579,425	Series 2006-AR6-1A3 (1 Month LIBOR USD + 0.19%, 0.19% Floor, 10.50% Cap)	2.21%		07/25/2046	4,494,039
10,741,195	Series 2006-AR7-A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor, 10.50% Cap)	2.23%		08/25/2036	10,187,170
4,713,291	Series 2006-AR8-A2 (1 Month LIBOR USD + 0.21%, 0.21% Floor, 11.50% Cap)	2.23%		10/25/2036	4,720,524
9,991,866	Series 2007-AR3-2A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor, 10.50% Cap)	2.21%		09/25/2047	9,913,039

	Structured Asset Securities Corporation,
19,738,015	Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.21%	^	03/25/2037	17,292,009

	Thornburg Mortgage Securities Trust,
404,473	Series 2007-4-2A1	4.03%	#	09/25/2037	410,274

	Velocity Commercial Capital Loan Trust,
4,584,393	Series 2019-2-M6	6.30%	#^	07/25/2049	4,731,897

	Verus Securitization Trust,
32,508,493	Series 2018-INV1-A1	3.63%	#^	03/25/2058	32,681,399
2,587,389	Series 2018-INV1-A2	3.85%	#^	03/25/2058	2,604,066
4,042,795	Series 2018-INV1-A3	4.05%	#^	03/25/2058	4,073,433

	VOLT LLC,
11,438,166	Series 2017-NP11-A1	3.38%	^§	10/25/2047	11,484,239
10,261,893	Series 2018-NPL5-A1A	4.21%	^§	08/25/2048	10,314,203
15,659,149	Series 2018-NPL8-A1A	4.21%	^§	10/26/2048	15,752,641

	Washington Mutual Mortgage Pass-Through Certificates,
1,784,816	Series 2005-10-2A8	6.00%		11/25/2035	1,773,337
3,981,488	Series 2006-5-2CB6	6.00%		07/25/2036	3,302,158
11,726,759	Series 2006-AR11-1A (12 Month US Treasury Average + 0.96%, 0.96% Floor)	3.41%		09/25/2046	10,903,718
3,013,596	Series 2007-2-1A6	6.00%		04/25/2037	2,781,823
275,039	Series 2007-4-1A1	5.50%		06/25/2037	282,056

	Wells Fargo Alternative Loan Trust,
899,492	Series 2007-PA3-1A4	5.75%		07/25/2037	878,076

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wells Fargo Mortgage Backed Securities Trust,
1,348,129	Series 2006-AR4-2A1	5.22%	#	04/25/2036	1,340,144
5,216,897	Series 2007-11-A96	6.00%		08/25/2037	5,325,284
395,286	Series 2007-13-A2	6.25%		09/25/2037	401,406
7,133,118	Series 2007-7-A1	6.00%		06/25/2037	7,198,582

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,013,590,587)				996,065,711

SHORT TERM INVESTMENTS 1.7%
5,739,762	First American Government Obligations Fund - Class U	1.88%	♦		5,739,762
5,739,763	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	♦		5,739,763
5,739,763	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		5,739,763

	Total Short Term Investments (Cost $17,219,288)				17,219,288

	Total Investments 100.2% (Cost $1,042,752,450)				1,025,260,843
	Liabilities in Excess of Other Assets (0.2)%				(1,937,678)

	NET ASSETS 100.0%				$1,023,323,165

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	97.3%
Short Term Investments	1.7%
Non-Agency Commercial Mortgage Backed Obligations	0.7%
Collateralized Loan Obligations	0.3%
Asset Backed Obligations	0.2%
Other Assets and Liabilities	(0.2)%

100.0%

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2019.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2019.

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2019.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2019.

I/O	Interest only security

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

Δ

This mortgage-backed bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2019.

Þ	Value determined using significant unobservable inputs.

♦	Seven-day yield as of September 30, 2019

12	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	(Unaudited) September 30, 2019

ASSETS
Investments in Securities, at Value*	$1,008,041,555
Short Term Investments*	17,219,288
Interest Receivable	2,435,191
Prepaid Expenses and Other Assets	5,931
Receivable for Investments Sold	109,778
Total Assets	1,027,811,743

LIABILITIES
Distribution Payable	4,367,683
Professional Fees Payable	40,415
Administration, Fund Accounting and Custodian Fees Payable	38,555
Transfer Agent Expenses Payable	18,528
Accrued Expenses	9,546
Trustees Fees Payable (See Note 7)	9,406
Shareholder Reporting Expenses Payable	4,445
Total Liabilities	4,488,578
Net Assets	$1,023,323,165

NET ASSETS CONSIST OF:
Paid-in Capital	$1,085,048,142
Undistributed (Accumulated) Net Investment Income (Loss)	(2,847,834)
Accumulated Net Realized Gain (Loss) on Investments	(41,385,536)
Net Unrealized Appreciation (Depreciation) on Investments	(17,491,607)
Total Distributable Earnings (Loss) (See Note 5)	$(61,724,977)
Net Assets	$1,023,323,165

*Identified Cost:
Investments in Securities	$1,025,533,162
Short Term Investments	17,219,288

Class I (unlimited shares authorized):
Shares Outstanding	116,338,969
Net Asset Value, Offering and Redemption Price per Share	$8.80

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	13

Statement of Operations	(Unaudited) For the Period Ended September 30, 2019

INVESTMENT INCOME
Income:
Interest	$25,565,335
Total Investment Income	25,565,335

Expenses:
Investment Advisory Fees	2,566,148
Administration, Fund Accounting and Custodian Fees	89,592
Professional Fees	41,185
Transfer Agent Expenses	35,374
Shareholder Reporting Expenses	9,507
Trustees Fees	5,369
Insurance Expenses	5,141
Miscellaneous Expenses	4,429
Registration Fees	1,150
Total Expenses	2,757,895
Less: Investment Advisory Fees (Waived)	(2,566,148)
Net Expenses	191,747

Net Investment Income (Loss)	25,373,588

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on Investments	(17,167)
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,984,250
Net Realized and Unrealized Gain (Loss) on Investments	4,967,083

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,340,671

14	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

OPERATIONS
Net Investment Income (Loss)	$25,373,588	$42,800,649
Net Realized Gain (Loss) on Investments	(17,167)	2,964,653
Net Change in Unrealized Appreciation (Depreciation) on Investments	4,984,250	(15,108,327)
Net Increase (Decrease) in Net Assets Resulting from Operations	30,340,671	30,656,975

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(28,496,085)	(56,433,352)

Total Distributions to Shareholders	(28,496,085)	(56,433,352)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	204,104,432	110,500,000

Total Increase (Decrease) in Net Assets	$205,949,018	$84,723,623

NET ASSETS
Beginning of Period	$817,374,147	$732,650,524
End of Period	$1,023,323,165	$817,374,147

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	15

Financial Highlights

			Income (Loss) from Investment Operations:			Less Distributions:									Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[4]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period		Total Return[2]		Net Assets, End of Period (000’s)		Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]		Expenses After Investment Advisory Fees (Waived)[3]		Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]		Net Investment Income (Loss)[3]
9/30/2019		$8.77	0.24	0.06	0.30	(0.27)	—	(0.27)	$8.80		3.40%		$1,023,323		0.59%		0.04%		0.04%		5.44%
3/31/2019		$9.05	0.47	(0.13)	0.34	(0.62)	—	(0.62)	$8.77		3.85%		$817,374		0.61%		0.06%		0.06%		5.26%
3/31/2018		$9.14	0.56	0.13	0.69	(0.78)	—	(0.78)	$9.05		7.81%		$732,651		0.60%		0.05%		0.08%		6.04%
3/31/2017		$9.26	0.65	0.12	0.77	(0.89)	—	(0.89)	$9.14		8.69%		$476,739		0.62%		0.07%		0.07%		6.99%
3/31/2016		$10.02	0.61	(0.45)	0.16	(0.92)	—	(0.92)	$9.26		1.56%		$266,110		0.64%		0.09%		0.09%		6.28%
3/31/2015	[1]	$10.00	0.46	0.01	0.47	(0.45)	—	(0.45)	$10.02		4.79%		$267,098		0.84%		0.38%		0.18%		7.00%

											For the Year or Period Ended
											9/30/2019		3/31/2019		3/31/2018		3/31/2017		3/31/2016		3/31/2015
Portfolio turnover rate[2]										13%		25%		23%		20%		16%		6%

[1]   Commencement of operations on August 4, 2014.

[2]   Not annualized for periods less than one year.

[3]   Annualized for periods less than one year.

[4]   Calculated based on average shares outstanding during the period.

16	DoubleLine Selective Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) September 30, 2019

1.  Organization

The Fund is a separate investment series of DoubleLine Funds Trust (the “Trust”). The Fund commenced operations on August 4, 2014 and was originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the Investment Company Act of 1940, as amended (the “1940 Act”), a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. Shares of the Fund may currently be purchased in transactions by the Adviser or its affiliates acting in their capacity as investment adviser (or in a similar capacity) for clients, including separately managed private accounts, investment companies registered under the 1940 Act, and other funds, each of which must be an “accredited investor” as defined in Regulation D under the Securities Act. The Fund also may permit purchases of shares by (i) qualified employees, officers and Trustees of the Fund and their qualified family members; (ii) qualified employees and officers of the Adviser or DoubleLine Group LP and their qualified family members; (iii) qualified affiliates of the Adviser or DoubleLine Group LP; and (iv) other qualified accounts. The Fund’s investment objective is to seek long-term total return.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All

Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Semi-Annual Report	September 30, 2019	17

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2019

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of September 30, 2019:

Category

Investments in Securities

Level 1

Money Market Funds	$17,219,288

Total Level 1	17,219,288

Level 2

Non-Agency Residential Collateralized Mortgage Obligations	984,170,610

Non-Agency Commercial Mortgage Backed Obligations	7,266,303

Collateralized Loan Obligations	2,435,382

Asset Backed Obligations	2,180,624

Total Level 2	996,052,919

Level 3

Non-Agency Residential Collateralized Mortgage Obligations	11,895,101

Non-Agency Commercial Mortgage Backed Obligations	93,535

Total Level 3	11,988,636

Total	$1,025,260,843

See the Schedule of Investments for further disaggregation of investment categories.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 3/31/2019	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 9/30/2019	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2019[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$14,121,799	$27,398	$(219,283)	$116,830	$—	$(363,738)	$—	$(1,787,905)	$11,895,101	$(176,810)
Non-Agency Commercial Mortgage Backed Obligations	96,054	—	(2,519)	—	—	—	—	—	93,535	158,654
Total	$14,217,853	$27,398	$(221,802)	$116,830	$—	$(363,738)	$—	$(1,787,905)	$11,988,636	$(18,156)

[1]	Purchases include all purchases of securities, payups and corporate actions.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]

Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at September 30, 2019 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

18	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2019

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 9/30/2019 *	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average) +	Impact to valuation from an increase to input

Non-Agency Residential Collateralized Mortgage Obligations	$11,895,101	Market Comparables		Market Quotes		$100.17-$109.85 ($102.16)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	$93,535	Market Comparables		Yields		39.95% (39.95%)	Increase in the yields would have resulted in the decrease in the fair value of the security

*

Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

+	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code because 50% of the value of the Fund’s shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. For this purpose, the term “individual” includes pension trusts, private foundations and certain other tax-exempt trusts. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. Generally, provisions for income taxes are not included in the financial statements as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2019, 2018 and 2017 for the Fund, are those that are open for exam by taxing authorities. As of September 30, 2019, the Fund has no examination in progress.

Management has analyzed the Fund’s tax position, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2019. The Fund identifies its major tax jurisdiction as U.S. Federal, the State of Delaware and the State of California. The Fund is not aware of any tax position for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statement of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

Semi-Annual Report	September 30, 2019	19

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2019

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the New York Stock Exchange opens for regular trading.

G. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related and Other Party Transactions

The Adviser provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.55% of the average daily net assets of the Fund. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

Pursuant to a letter agreement dated November 20, 2014 between the Adviser and the Trust, on behalf of the Fund (the “Letter Agreement”), the Adviser has agreed to waive the entire investment advisory fee it is entitled to receive pursuant to the Advisory Agreement effective as of December 1, 2014. Such waiver shall continue until terminated (1) by the Adviser upon 60 days’ notice to the Board or (2) immediately upon the approval of a majority vote of the Trustees of the Trust who are not “interested persons” of the Trust, as defined under the 1940 Act. The Adviser may not seek reimbursement from the Fund with respect to any advisory fees waived to comply with the terms of the Letter Agreement. Under the Letter Agreement, for the period ended September 30, 2019, the Adviser fully waived the total investment advisory fee of $2,566,148.

In addition, pursuant to an Expense Limitation Agreement between Trust, on behalf of the Fund, and the Adviser (the “Expense Limitation Agreement”), the Adviser has agreed to waive its investment advisory fee and to reimburse other ordinary operating expenses of the Fund to the extent necessary to limit the ordinary operating expenses to an amount not to exceed 0.64% for Class I shares. Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, Acquired Fund Fees and Expenses, and any extraordinary expenses. The expense limitations described above are expected to apply until at least July 31, 2020. However, these expense limitations may be terminated by the Fund’s Board at any time.

Other than described above, to the extent that the Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses pursuant to the Expense Limitation Agreement, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and to the Fund’s expense limitations in place when the expenses were reimbursed or the fees were waived.

As of September 30, 2019, there is no amount remaining that is eligible for reimbursement or recoupment.

4.  Purchases and Sales of Securities

For the period ended September 30, 2019, purchases and sales of investments, excluding short term investments, were $335,440,685 and $116,713,971, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, bonds and notes) during the period.

20	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2019

5.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Fund was as follows:

	Period Ended September 30, 2019	Year Ended March 31, 2019

Distributions Paid From:

Ordinary Income	$28,932,250	$56,433,352

Total Distributions Paid	$28,932,250	$56,433,352

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The cost basis of investments for federal income tax purposes as of March 31, 2019, was as follows:

Tax Cost of Investments	$842,035,869

Gross Tax Unrealized Appreciation	9,429,807

Gross Tax Unrealized Depreciation	(31,905,664)

Net Tax Unrealized Appreciation (Depreciation)	$(22,475,857)

As of March 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(22,475,857)

Undistributed Ordinary Income	4,637,343

Undistributed Long Term Capital Gains	—

Total Distributable Earnings	4,637,343

Other Accumulated Gains (Losses)	(45,731,049)

Total Accumulated Earnings (Losses)	$(63,569,563)

As of March 31, 2019, the Fund had $41,368,369 available for a capital loss carryforward.

As of March 31, 2019, the Fund did not have any late year losses or post-October losses.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses. For the year ended March 31, 2019, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income(Loss)	Accumulated Net Realized Gain(Loss)	Paid-In Capital

DoubleLine Selective Credit Fund	$13,608,214	$(13,608,214)	$—

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	Period Ended September 30, 2019		Year Ended March 31, 2019

	Shares	Amount	Shares	Amount

Shares Sold	23,749,877	$209,454,432	22,105,189	$198,000,000

Shares Redeemed	(606,953)	(5,350,000)	(9,863,169)	(87,500,000)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	23,142,924	$204,104,432	12,242,020	$110,500,000

Semi-Annual Report	September 30, 2019	21

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2019

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $5,369 from the Fund during the period ended September 30, 2019. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statement of Operations are shown as $5,369 which includes $5,066 in current fees (either paid in cash or deferred) and an increase of $303 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust (the “DoubleLine Funds”) an uncommitted, $725,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50%.

For the period ended September 30, 2019, the Fund did not draw on its available credit facility.

9.  Significant Shareholder Holdings

As of September 30, 2019, the Fund had 16 shareholders of record; five of the Fund’s shareholders, two of which were under common control with each other, collectively owned 45% of the total outstanding shares of the Fund. Each shareholder is an institutional separate account over which the Adviser has investment discretion. See the description of Large Shareholder Risk in the following Principal Risks Note.

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, yield and total return. You should read the Fund’s private placement memorandum carefully for a description of the principal risks associated with investing in the Fund.

•

asset allocation risk:  the risk that the Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•

asset-backed securities investment risk:  the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

•	cash position risk: to the extent that the Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLO”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from the collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

22	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2019

•

counterparty risk:  the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

°

extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

interest rate risk:  the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

°

prepayment risk:  the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of the Fund.

•

defaulted securities risk:  the risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

•

derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•

focused investment risk:  the risk that a fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the Fund is invested.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

foreign investing risk:  the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated

Semi-Annual Report	September 30, 2019	23

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2019

in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•

fund level tax risk:  the risk that the Fund could be considered a personal holding company for federal income tax purposes, which will result in Fund-level income tax and an additional personal holding company tax of 20% on all the investment income and gains of the Fund not timely distributed to shareholders.

•

high yield risk:  the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as ‘junk bonds’, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

large shareholder risk:  the risk that certain account holders, including the Adviser or funds or accounts over which the Adviser (or related parties of the Adviser) has investment discretion, may from time to time own or control a significant percentage of the Fund’s shares. The Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by the Adviser (or related parties of the Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of the Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk:  the risk that certain investments by the Fund involving leverage may have the effect of increasing the volatility of the Fund’s value of the portfolio, and the risk of loss in excess of invested capital.

•

limited offering risk:  the risk that since the Fund is currently offered only to a limited number of investors, the Fund’s assets may grow at a slower rate than if the Fund engaged in a broader public offering. As a result, the Fund may incur operating expenses at a rate higher than mutual funds that are larger or more broadly offered. In addition, the Fund’s assets may not achieve a size sufficient to make the Fund economically viable. Any liquidation of the Fund may result in a sale of assets of the Fund at an unfavorable time or at prices below those at which the Fund has valued them.

•

limited operating history risk:  the risk that a recently formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

market risk:  the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

portfolio management risk:  the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

24	DoubleLine Selective Credit Fund

(Unaudited) September 30, 2019

•

portfolio turnover risk:  the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

reliance on the adviser:  the risk associated with the Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of the Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

•

restricted securities risk:  the risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk:  the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent the Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based.

•

valuation risk:  the valuation of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that accurately reflects their market values or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Certain securities in which the Fund may invest, including, for example, high yield bonds, commodities, derivatives, emerging market securities, mortgage-related securities, complex securities, and thinly-traded or illiquid investments may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Technological issues or other service disruption issues involving third party service providers may also cause the Fund to value its investments incorrectly. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

11.  Recently Issued Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

12.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Semi-Annual Report	September 30, 2019	25

Shareholder Expenses	(Unaudited) September 30, 2019

Example

As a shareholder of the Fund, you incur two basic types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/19 through 9/30/19.* Expenses paid during the period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 9/30/19	Expenses Paid During Period*[1]	Ending Account Value 9/30/19	Expenses Paid During Period*[1]

DoubleLine Selective Credit Fund	Class I	0.04%	$1,000	$1,034	$0.20	$1,025	$0.20

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

26	DoubleLine Selective Credit Fund

Federal Tax Information	(Unaudited) September 30, 2019

For the fiscal year ended March 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income

DoubleLine Selective Credit Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended March 31, 2019, was as follows:

Dividends Received Deduction

DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2019, for the Fund was as follows:

Qualified Short-Term Gains

DoubleLine Selective Credit Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2019, for the Fund was as follows:

Qualified Interest Income

DoubleLine Selective Credit Fund	100.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Semi-Annual Report	September 30, 2019	27

Information About Proxy Voting	(Unaudited) September 30, 2019

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT (and Form N-Q prior to March 31, 2019) is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

28	DoubleLine Selective Credit Fund

Privacy Policy	(Unaudited) September 30, 2019

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

Semi-Annual Report	September 30, 2019	29

Privacy Policy (Cont.)	(Unaudited) September 30, 2019

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

30	DoubleLine Selective Credit Fund

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DoubleLine Capital LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA 90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Funds Trust

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	11/26/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President

Date	11/26/2019

By (Signature and Title)	/s/ Susan Nichols
Susan Nichols, Treasurer and
Principal Financial and Accounting Officer

Date	11/26/2019